                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                        VANSTAR CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
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     2) Form, Schedule or Registration Statement No.:
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     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                              VANSTAR CORPORATION
                          5964 WEST LAS POSITAS BLVD.
                          PLEASANTON, CALIFORNIA 94588

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Vanstar Corporation, a Delaware corporation (the "Company"), will be held at the Waldorf Astoria Hotel, 301 Park Avenue, New York, New York, on Friday September 13, 1996, at 11:00 a.m. (local time) for the following purposes:

        1. to elect directors of the Company to serve until the next Annual Meeting of Stockholders of the Company and until their successors are duly elected and qualified;

        2. to ratify the selection of Ernst & Young, LLP as auditors for the Company for the fiscal year ending April 30, 1997;

        3.  to approve the Corporation's 1996 Stock Option/Stock Issuance Plan;
    and

        4. to transact such other business as may properly come before the Meeting or any adjournments thereof.

    Only stockholders of record at the close of business on August 1, 1996, are entitled to notice of and to vote at the Meeting.

                                          By Order of the Board of Directors,
                                          WILLIAM Y. TAUSCHER
                                           CHAIRMAN OF THE BOARD
                                           AND CHIEF EXECUTIVE OFFICER
Pleasanton, California
August 23, 1996

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                              VANSTAR CORPORATION
                          5964 WEST LAS POSITAS BLVD.
                          PLEASANTON, CALIFORNIA 94588

                            ------------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 13, 1996

    This Proxy Statement is being mailed to you in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Meeting") of Vanstar Corporation, a Delaware corporation (the "Company"), to be held on Friday, September 13, 1996, at 11:00 a.m. (local time) at the Waldorf Astoria Hotel, 301 Park Avenue, New York, New York, and at any adjournments thereof.

                            SOLICITATION OF PROXIES

    All shares represented by duly executed proxies in the form enclosed herewith that are received by the Company prior to the Meeting will be voted at the Meeting as instructed in such proxies. There are boxes on the proxy card to vote for or to withhold authority to vote for the director nominees, and there are also boxes to vote for or against or to abstain on each proposal described in this Proxy Statement. If no instructions are given, the persons named in the accompanying proxy intend to vote FOR the eleven nominees named herein as directors of the Company and FOR each proposal described in this Proxy Statement.

    A stockholder may revoke a previously executed proxy at any time prior to its exercise by (i) delivering a later-dated proxy, (ii) giving written notice of revocation to the Secretary of the Company at the address set forth above at any time before such proxy is voted or (iii) voting in person at the Meeting. No proxy will be voted if the stockholder attends the Meeting and elects to vote in person. If a stockholder does not intend to attend the Meeting, any proxy or notice should be returned to the Company for receipt by the Company not later than the close of business on Monday, September 9, 1996.

    A copy of the Annual Report of the Company containing financial statements for the fiscal year ended April 30, 1996 (sometimes called "Fiscal Year 1996" in this Proxy Statement), is enclosed herewith. This Proxy Statement and the form of proxy enclosed herewith were first mailed to stockholders on or about August 23, 1996. The mailing address of the Company's principal executive offices is 5964 West Las Positas Blvd., Pleasanton, California 94588.

    The Board does not know of any matter other than as set forth herein that is expected to be presented for consideration at the Meeting. If other matters properly come before the Meeting, however, the persons named in the accompanying proxy (each of whom is an officer of the Company) intend to vote thereon in accordance with their judgment.

                        RECORD DATE, OUTSTANDING VOTING
                         SECURITIES AND VOTES REQUIRED

    The Company's common stock, $.001 par value (the "Common Stock"), is the only outstanding class of voting securities of the Company. The record date for determining the holders of Common Stock entitled to vote on the actions to be taken at the Meeting is the close of business on August 1, 1996 (the "Record Date"). As of the Record Date, 40,475,144 shares of Common Stock were outstanding. Each holder of Common Stock on the Record Date is entitled to cast one vote per share at the Meeting. There are no cumulative voting rights.

    Holders of a majority of the shares entitled to vote must be present at the Meeting, in person or by proxy, so that a quorum may be present for the transaction of business. The affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is necessary for the election of directors of the Company and for the approval of each proposal described in this Proxy Statement. Broker non-votes will not be counted as present at the Meeting. Abstentions will be counted as present and, accordingly, will have the effect of a negative vote.

                             ELECTION OF DIRECTORS

    At the Meeting, eleven persons will be elected to serve as directors until the Company's next Annual Meeting of Stockholders and until their successors have been duly elected and qualified as provided in the Company's Restated Certificate of Incorporation and By-laws. The following persons have been nominated and, if elected, have consented to serve as directors of the Company. All nominees are presently members of the Board. Information about each such nominee is set forth below.

    JAY S. AMATO became President and Chief Operating Officer in July 1995 and a director in December 1995. From January 1993 until July 1995, he was Senior Vice President and President, North America Operations of the Company. From June 1991 until January 1993, he was Senior Vice President, Major Market Operations of the Company, and from April 1989 until June 1991, he was Vice President of Business Development of the Company. Mr. Amato was previously the New York regional manager and director of operations of The Computer Factory, Inc.

    JOHN W. AMERMAN became director in June 1996. He has served as Chairman and Chief Executive Officer of Mattel, Inc., a leading toy manufacturer, since 1987. Prior to his chairmanship with Mattel, Inc., Mr. Amerman served as President of Mattel International. Before joining Mattel in 1980, Amerman was president of the American Chicle division of Warner Lambert Corp., a consumer and health-care products company. Mr. Amerman is also a member of the board of directors of Unocal Corporation, a worldwide energy resources company, a member of the Board of Governors of the Hugh O'Brian Youth Foundation and a member of the Board of Overseers of Dartmouth's Amos Tuck School.

    RICHARD H. BARD became a director of the Company in September 1987 and served as Chairman of the Board of Directors from July 1989 to December 1991. He has been a director and Chief Executive Officer of Optical Security Group, Inc., a materials technology company, since September 1993, and became President and Chairman of the Board of that company in April 1995. From July 1989 to December 1991, he served at different times in the capacities of Director, Chairman, President and Chief Executive Officer of ComputerLand International Development, Inc. Since 1991, he has also been Chief Executive Officer of Bard & Co., Inc., a diversified investment management company. From May 1986 until December 1988, he was Chairman and Chief Executive Officer of CoastAmerica Corporation, a franchisor of hardware product stores. Prior to that time, he was President and Chief Operating Officer of FoxMeyer Corporation, which he co-founded in 1978. Mr. Bard is also a director of Builder Marts of America Inc., a supplier of building materials, and Polymedica Industries, Inc., a manufacturer of healthcare products.

    STEPHEN W. FILLO became a director in September 1987. He has been President of Fillo & Co., Inc., an independent investment firm, since December 1990. He was a Managing Director of E.M. Warburg, Pincus & Co., Inc., a venture banking and investment counseling firm, from 1981 to 1990. He is a director of LCI International Inc., a long distance telephone carrier.

    STEWART K.P. GROSS became a director in June 1994. Mr. Gross is a Managing Director of E.M Warburg, Pincus & Co., Inc. Mr. Gross has been with that firm since July 1987 and has been a Managing Director since January 1993. He is a director of several privately-held companies.

    WILLIAM H. JANEWAY became a director in June 1994. He has been a Managing Director and the head of the Venture Capital High Technology Team since 1988 of E.M. Warburg, Pincus & Co., Inc. Mr. Janeway is a director of Maxis, Inc., an entertainment software company, Zilog, Inc., a semiconductor manufacturer, and several private companies.

    JOHN R. OLTMAN became director of the Company in June 1996. Mr. Oltman is the former Chairman and Chief Executive Officer of SHL Systemhouse, Inc., a provider of client/server consulting, systems integration and technology outsourcing. Before joining SHL Systemhouse, Mr. Oltman was Worldwide Managing Partner for Integration Services for Andersen Consulting and a member of Andersen's Worldwide Organization Board of Directors. Mr. Oltman joined the Arthur Andersen Worldwide Organization in 1970 and held a number of positions within that firm, including Managing Partner for Andersen's Chicago Consulting Group. Mr. Oltman is a director of TSW International and IA Corporation, application software companies.

    JEFFREY S. RUBIN became Vice Chairman in June 1995, Chief Financial Officer in November 1995 and a director in July 1991. From May 1994 to February 1995, Mr. Rubin was Senior Vice President, Business Development and Planning for GTE Corporation. He was Executive Vice President and Chief Financial Officer of NYNEX Corporation from 1993 until April 1994. From January 1991 to 1993, he was Senior Vice President and Chief Financial Officer of NYNEX Corporation. From March 1990 to January 1991, he was Vice President -- Finance of NYNEX Corporation. Mr. Rubin is a director of Shared Medical Systems Corporation, a medical financial services company.

    WILLIAM Y. TAUSCHER became Chairman of the Board of the Company in September 1987 and Chief Executive Officer in September 1988. He was President from September 1988 to July 1995. Prior to September 1988, he was Chairman of the Board, President and Chief Executive Officer of FoxMeyer Corporation, a wholesale pharmaceutical distributor and franchisor that he co-founded in 1978 and a subsidiary of National Intergroup, Inc., a diversified holding corporation. He is a director of The Vons Companies, Inc., a grocery store chain.

    JOHN L. VOGELSTEIN became a director in January 1991. He has been President of E.M. Warburg, Pincus & Co., Inc. since 1994, Vice Chairman of E.M. Warburg, Pincus & Co., Inc. since 1982, President of Warburg Pincus Ventures, Inc. since 1980 and a Partner of Warburg, Pincus & Co. since 1971. Mr. Vogelstein is a director of ADVO, Inc., a direct mail marketing company, Aegis Group plc, a media buying company, LCI International, Inc., a long distance telephone carrier, Mattel, Inc., a toy manufacturer, Value Health, Inc., a managed care company, and several private companies.

    JOSH S. WESTON became director of the Company in June 1996. Mr. Weston has served as Chairman and Chief Executive Officer of Automatic Data Processing, Inc., a computer services company since 1982. Mr. Weston is also a member of the Board of Directors of Public Service Enterprise Group Inc., an electric and gas utility company, Olsten Corp., a provider of home health care and temporary staffing services and Shared Medical Systems, a provider of health information services.

                      MEETINGS OF THE BOARD AND COMMITTEES

    During the fiscal year ended April 30, 1996, the Board met five (5) times. The Board of Directors has established three committees. The Executive Committee is comprised of Messrs. Tauscher, Rubin, Bard and Gross and generally has all the powers of the Board of Directors, subject to limitations provided by the Delaware General Corporation Law. The Audit Committee was comprised of Messrs. Fillo and Gross until August 1995, when Mr. Oltman replaced Mr. Gross. The Audit Committee oversees the activities of the Company's independent auditors and reviews the Company's internal accounting procedures and controls. The Compensation and Stock Option Committee is comprised of Messrs. Janeway and Bard and makes recommendations to the Board of Directors with respect to general compensation and benefit levels, determines the compensation and benefits for the Company's executive officers and administers the Company's stock option plans. The Executive and Audit Committees met once each during the fiscal year and the Compensation and Stock Option Committee did not meet during the fiscal year.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                        OWNERS, DIRECTORS AND MANAGEMENT

    The outstanding capital stock of the Company consists of the Common Stock. The following table sets forth information with respect to the beneficial ownership of the Common Stock as of July 26, 1996, by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock,
(ii) each of the Company's directors and nominees for director and certain executive officers and other significant employees of the Company (collectively, the "Named Executive Officers") and (iii) all directors and executive officers of the Company as a group. Since there is no outstanding preferred stock of the Company, none of the directors, nominees for director or executive officers of the Company beneficially owns any preferred stock of the Company. Except as otherwise stated, the Company believes that each of the beneficial owners named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such stockholder as set forth opposite such stockholder's name, subject to applicable community property laws. Except as noted below, the address of each director and Named Executive Officer is c/o Vanstar Corporation, 5964 West Las Positas Blvd., Pleasanton, California 94588.

                                                                      NO. OF SHARES
NAME OF BENEFICIAL OWNER/DIRECTOR                           AGE      OF COMMON STOCK   PERCENTAGE (1)
- ------------------------------------------------------      ---      ----------------  ---------------
Warburg, Pincus Capital Company, L.P. (2) ............      --          13,878,401.21         34.3
  466 Lexington Avenue
  10th Floor
  New York, NY 10017
William Y. Tauscher (3)...............................          46       2,669,424.49          6.5
Jeffrey S. Rubin (4)..................................          52         168,641.00         *
Richard H. Bard (5)...................................          48       1,157,546.26          2.8
Stephen W. Fillo (6)..................................          59           1,000.00         *
Stewart K.P. Gross (2)(7).............................          37      13,878,401.21         34.3
William H. Janeway (2)(7).............................          53      13,878,401.21         34.3
John L. Vogelstein (2)(7).............................          61      13,878,401.21         34.3
Jay S. Amato (8)......................................          37         140,000.00         *
Richard N. Anderson (9)...............................          39          60,107.00         *
Ahmad Manshouri (10)..................................          55          61,215.00         *
John W. Amerman (11)..................................          64           5,000.00         *
Josh S. Weston (11)...................................          67           5,000.00         *
John R. Oltman (11)...................................          51           5,000.00         *
All Directors and Executive Officers as a group (21         --           4,535,687.75         10.8
 persons) (7)(12).....................................

- --------------------------
  * Less than one percent.

 (1) Applicable percentage of ownership is based on 40,475,144 shares of Common Stock outstanding as of July 26, 1996, together with the applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities, subject to community property laws, where applicable. Shares of Common Stock subject to options that are either presently exercisable or become exercisable within 60 days are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the ownership percentage of any other person.

 (2) The sole general partner of Warburg, Pincus Capital Company, L.P. ("CapCo"), is Warburg, Pincus & Co., a New York general partnership ("WP"). Lionel I. Pincus is the Managing Partner of WP and may be deemed to control WP. E.M. Warburg Pincus & Co., Inc. ("EMWP"), through a wholly-owned subsidiary, manages CapCo. WP owns all of the outstanding stock of EMWP and, as the general partner of CapCo, has a 20% interest in the profits of CapCo. EMWP owns 0.9% of the limited partnership interests in CapCo. Number of shares includes 68,641 shares that are subject to options granted to Jeffrey S. Rubin as described under note (4) below.

 (3) Includes 374,974 shares of Common Stock reserved for issuance upon the exercise of stock options granted under the Company's stock options plans that are either presently exercisable or become exercisable within 60 days.

 (4) Includes 100,000 shares of Common Stock reserved for issuance upon the exercise of stock options granted under the Company's stock option plans that are either presently exercisable or become exercisable within 60 days, 39,259 shares subject to exercise within 60 days under a presently-exercisable stock option issued by CapCo, exercisable at $4.51 per share until 2005, 19,630 shares subject to exercise within 60 days under a presently-exercisable stock option issued by CapCo, exercisable at $8.12 per share until 2005, 738 shares subject to exercise within 60 days under a presently-exercisable stock option issued by CapCo, exercisable at $1.00 per share until 2000, and 9,014 shares subject to exercise within 60 days under a presently-exercisable stock option issued by CapCo, exercisable at $1.00 per share until 2005.

 (5) Includes 363,434 shares of Common Stock reserved for issuance upon the exercise of stock options granted under the Company's stock option plans that are either presently exercisable or become exercisable within 60 days. Includes 45,596 shares of Common Stock owned by the Bard Family Foundation, of which Mr. Bard is President, and as to which Mr. Bard disclaims beneficial ownership.

 (6) Consists of 1,000 shares of Common Stock reserved for issuance upon exercise of stock options granted under the Company's stock option plans that are either presently exercisable or become exercisable within 60 days. Pursuant to an arrangement between WP and Mr. Fillo, Mr. Fillo has an indirect pecuniary interest in the capital stock of the Company owned by CapCo. Mr. Fillo disclaims beneficial ownership of all such capital stock within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

 (7) Mr. Gross, Mr. Janeway and Mr. Vogelstein, directors of the Company, are Managing Directors of EMWP and general partners of WP. As such, Mr. Gross, Mr. Janeway and Mr. Vogelstein may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Exchange Act) in an indeterminate portion of the shares beneficially owned by CapCo. All of the shares indicated as owned by Mr. Gross, Mr. Janeway and Mr. Vogelstein are owned beneficially by CapCo and are included because of the affiliation of such persons with CapCo. Mr. Gross, Mr. Janeway and Mr. Vogelstein disclaim beneficial ownership of these shares within the meaning of Rule 13d-3 under the Exchange Act.

 (8) Includes 140,000 shares of Common Stock reserved for issuance upon exercise of stock options granted under the Company's stock option plans that are either presently exercisable or become exercisable within 60 days.

 (9) Includes 41,040 shares of Common Stock reserved for issuance upon exercise of stock options granted under the Company's stock option plans that are either presently exercisable or become exercisable within 60 days, and options to purchase 14,900 shares of Common Stock at an exercise price of $6.00 per share granted to such person that are presently exercisable. The options to purchase 14,900 shares of Common Stock were granted under a separate stock option plan.

(10) Includes 37,000 shares of Common Stock reserved for issuance upon the exercise of stock options granted under the Company's stock option plans that are either presently exercisable or become exercisable within 60 days and 11,920 shares of Common Stock held of record by Mr. Manshouri's wife.

(11) Consists of 5,000 shares of Common Stock reserved for issuance upon exercise of stock options granted under the Company's stock option plans that are either presently exercisable or become exercisable within 60 days.

(12) Includes 1,324,243 shares of Common Stock reserved for issuance upon exercise of stock options granted under the Company's stock option plans that are either presently exercisable or become exercisable within 60 days, 68,641 shares reserved for issuance upon the exercise of presently-exercisable options and options exercisable within 60 days granted by CapCo to Jeffrey S. Rubin and options to purchase 14,900 shares of Common Stock granted to Richard N. Anderson under a separate stock option agreement with the Company.

                               EXECUTIVE OFFICERS

    The following table sets forth the executive officers of the Company. See "Election of Directors" for a description of the business experience of Messrs. Tauscher, Rubin and Amato.

             NAME                   AGE                           POSITION
- ------------------------------      ---      ---------------------------------------------------
William Y. Tauscher                     46   Chairman of the Board and Chief Executive Officer
Jeffrey S. Rubin                        52   Vice Chairman of the Board and Chief Financial
                                              Officer
Jay S. Amato                            37   President and Chief Operating Officer and Director
Richard N. Anderson                     39   Senior Vice President Sales
H. Christopher Covington                46   Senior Vice President, General Counsel and
                                              Secretary
Robert C. Kuntzendorf                   51   Senior Vice President Operations
Chris M. Laney                          39   Senior Vice President Networking Services
Ahmad Manshouri                         55   Senior Vice President and General Manager Product
                                              Operations
Michael J. Moore                        45   Senior Vice President Management Information
                                              Services
Coleman D. Sisson                       39   Senior Vice President and General Manager Learning
                                              Network
Thanos M. Triant                        50   Senior Vice President and Chief Technology Officer
William R. Waas                         48   Senior Vice President Service

    RICHARD N. ANDERSON became Senior Vice President Sales in December 1993. He was Vice President, Field Sales from October 1992 until December 1993. From July 1991 to October 1992, he was an Area Director for the Company, responsible for sales in the New England area. From December 1983 until July 1991, he was a founder and Chief Operating Officer of New England Computer Corporation, one of the largest Company franchisees. Prior thereto, he was a Financial Systems Consultant for Digital Equipment Corporation.

    H. CHRISTOPHER COVINGTON became Senior Vice President, General Counsel and Secretary in August 1994. From April 1993 until August 1994, he was Vice President. From November 1990 until April 1993, he was Assistant General Counsel and Assistant Secretary of the Company. From January 1988 until November 1990, he was a partner of the law firm of Hardin, Cook, Loper, Engel & Bergez.

    ROBERT C. KUNTZENDORF became Senior Vice President Operations in April 1990. Before joining the Company, he served as Vice Chairman of FoxMeyer Corporation, a wholesale pharmaceutical distributor and franchisor, which he joined in 1983.

    CHRIS M. LANEY became Senior Vice President Networking Services in July 1995. From July 1993 until July 1995, he was Vice President Networking Services. From April 1992 until July 1993, he was Western Regional Director of Networking Services. From October 1989 until April 1992, he was Director of Networking Services for Dataphaz, Inc., a Company franchise.

    AHMAD MANSHOURI became Senior Vice President and General Manager Product Operations in July 1995. He was Senior Vice President, Purchasing and Vendor Management from January 1993 until July 1995. From July 1992 until January 1993, he was a Vice President of the Company. Prior thereto, he was the founder and Vice President of Infomax, Inc., one of the largest Company franchisees.

    MICHAEL J. MOORE became Senior Vice President Management Information Services in January 1993. From May 1987 until January 1993, he was Vice President Information Systems. Prior thereto, he was President and Chief Executive Officer of The Software Place, a retailer of computer software.

    COLEMAN D. SISSON became Senior Vice President and General Manager Learning Network in July 1995. From 1992 until July 1995, he was Vice President, Customer Services for Powersoft Corp., a software company, and from 1987 until 1992, he was the Training and Customer Service Manager of Compaq Computer Corporation.

    THANOS M. TRIANT became Senior Vice President and Chief Technology Officer for the Company in November 1995. Prior to joining the Company, Mr. Triant was Vice President of Information Systems for the Times Mirror Company from January 1994 to November 1995. From January 1990 to January 1994, he was the Director of Systems Architecture for Sun Microsystems Inc.

    WILLIAM R. WAAS became Senior Vice President Service in July 1995. From January 1989 until July 1995, he was Vice President Service. Prior to joining the Company, he was Vice President of Systems Support of Grumman Data Systems Corporation, a computer services company. He is currently Chairman of CompTIA, an industry association.

                               LEGAL PROCEEDINGS

    Various legal actions arising in the normal course of business have been brought against the Company and certain of its subsidiaries. Management believes that the ultimate resolution of these actions will not have a material adverse effect on the Company's financial position or results of operations, taken as a whole.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In July 1992, in connection with the purchase of a former Company franchisee, the Company received a three year non-recourse promissory note in the principal amount of $333,333 from Ahmad Manshouri, an executive officer, and his wife. Payment of such note was secured by the pledge of 27,778 shares of Common Stock of the Company held by Mr. and Mrs. Manshouri. In October 1995, Mr. and Mrs. Manshouri transferred all of the pledged shares to the Company in lieu of making payment on such note.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following table sets forth a summary of the compensation of the Named Executive Officers for services rendered in all capacities to the Company during the Company's fiscal years ended April 30, 1995 and 1996.

                                                                                           LONG-TERM
                                                                                          COMPENSATION
                                                      ANNUAL COMPENSATION                    AWARDS
                                         ---------------------------------------------     SECURITIES
                                                                      OTHER ANNUAL         UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR     SALARY ($)    BONUS ($)    COMPENSATION ($)    OPTIONS/SARS (#)  COMPENSATION ($)
- ----------------------------  ---------  -----------  -----------  -------------------  ----------------  ----------------
William Y. Tauscher.........       1995   $ 550,008    $  30,000           --              325,000(1)       $  87,634(2)
  Chairman of the Board and        1996     550,008      550,008                         1,187,434(1)           1,566(3)
  Chief Executive Officer
Jay S. Amato................       1995     256,245       25,000           --               47,726(1)           1,014(3)
  President and Chief              1996     312,498      312,293                           300,000(1)           2,094(4)
  Operating Officer
Jeffrey S. Rubin............       1995      --           --               --                4,037(1)(5)
  Vice Chairman of the Board       1996     243,756      242,424                           250,000(1)(6)        1,944(3)
  and Chief Financial
  Officer
Ahmad Manshouri.............       1995     204,006       20,000           --               15,000(1)             768(3)
  Senior Vice President and        1996     242,834      194,142                            75,000(1)           3,921(3)
  General Manager Operations
Richard N. Anderson.........       1995     182,508       20,000           1,940(7)         15,000(1)           1,669(8)
  Senior Vice President            1996     219,168      175,258                            85,100(1)           2,105(9)
  Sales

- ------------------------------
(1) These shares are subject to purchase upon exercise of stock options granted under the Company's stock option plans.

(2) Comprised of $86,074 of forgiveness of interest on a promissory note payable to the Company and $1,560 of premiums for insurance policies for which such person is the beneficiary.

(3) Comprised of premiums for insurance policies where such persons are the beneficiaries.

(4) Comprised of $1500 matching contributions made to the Company's 401(k) plan for the benefit of such person and $594 of premiums for insurance policies for which such person is the beneficiary.

(5) Includes options to purchase 573 shares of Common Stock at a price of $1.00 per share, options to purchase 2,309 shares of Common Stock at a price of $4.51 per share and options to purchase 1,155 shares of Common Stock at a price of $8.12 per share granted by CapCo to Jeffrey S. Rubin.

(6) Includes options to purchase 7,457 shares at a price of $1.00 per share, options to purchase 30,022 shares of Common Stock at a price of $4.51 per share and options to purchase 15,011 shares of Common Stock at a price of $8.12 per share granted by CapCo to Jeffrey S. Rubin.

(7) Comprised of $1,940 for relocation expenses.

(8) Comprised of a $967 matching contribution made to the Company's 401(k) plan for the benefit of such person and $702 of premiums for insurance policies for which such person is the beneficiary.

(9) Comprised of a $1,500 matching contribution made to the Company's 401(k) plan for the benefit of such person and $605 of premiums for insurance policies for which such person is the beneficiary.

                      VANSTAR CORPORATION PROXY STATEMENT
                       OPTION GRANTS IN FISCAL YEAR 1996

    The following table sets forth the number of individual stock option grants made to each Named Executive Officer during Fiscal Year 1996. All options were granted pursuant to the Company's Stock Option Plans.

                                                                                                  POTENTIAL REALIZABLE
                                                   INDIVIDUAL GRANTS                                VALUE AT ASSUMED
                        ------------------------------------------------------------------------    ANNUAL RATES OF
                           NUMBER OF      PERCENT OF TOTAL                                            STOCK PRICE
                          SECURITIES        OPTIONS/SARS                                            APPRECIATION FOR
                          UNDERLYING         GRANTED TO                                           OPTION TERM ($) (3)
                         OPTIONS/SARS       EMPLOYEES IN      EXERCISE OR BASE                    --------------------
NAME                    GRANTED (#) (1)    FISCAL YEAR (2)      PRICE ($/SH)     EXPIRATION DATE     5%         10%
- ----------------------  ---------------  -------------------  -----------------  ---------------  ---------  ---------
William Y. Tauscher...     687,434(4)(5 (6)            40%        $    3.00          05/01/05     1,297,188  3,287,309
                           500,000(6)                             $   10.00          03/11/06     3,145,000  7,970,000
Jay S. Amato..........     300,000(7)(6)            10%           $    3.00          05/01/05       566,100  1,434,600
Jeffrey S. Rubin......     250,000                   8%           $    3.00          05/01/05       471,750  1,195,500
Ahmad Manshouri.......      75,000(8)(6)           2.5%           $    3.00          05/01/05       141,525    358,650
Richard N. Anderson...      85,100(9)(6)           2.9%           $    3.00          05/01/05       160,584    406,948

- ------------------------------

(1) All options vest in four or five equal annual installments, subject to acceleration in the event of termination within six months of a change of control (as defined in the Company's stock option plans), and have a term of 10 years.

(2) The Company granted options to purchase an aggregate of 2,966,943 shares of Common Stock during fiscal year 1996.

(3) Potential realizable value is based on the assumption that the price of the Common Stock appreciates at the annual rate shown, compounded annually, from the date of grant until the end of the 10-year option term. The values are calculated in accordance with rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.

(4) Includes options to purchase 325,000 shares of Common Stock at an exercise price of $3.00 per share which were granted on May 1, 1995, in exchange for cancellation of options to purchase a like number of shares at an exercise price of $6.00 per share.

(5) Includes options to purchase 362,434 shares of Common Stock at an exercise price of $3.00 per share which were granted on May 1, 1995, in exchange for cancellation of options to purchase a like number of shares at an exercise price of $5.55 per share.

(6) The options vest in 20% installments on each of May 1, 1995, 1996, 1997, 1998 and 1999, subject to acceleration in the event of termination within six months of a change of control (as defined in the Company's stock option plans).

(7) Includes options to purchase 56,726 shares of Common Stock at an exercise price of $3.00 per share which were granted on May 1, 1995, in exchange for cancellation of options to purchase a like number of shares at an exercise price of $6.00 per share and also includes options to purchase 43,274 shares of Common Stock at an exercise price of $3.00 per share which were granted on May 1, 1995, in exchange for cancellation of options to purchase a like number of shares at an exercise price of $5.50 per share.

(8) Includes options to purchase 15,000 shares of Common Stock at an exercise price of $3.00 per share which were granted on May 1, 1995, in exchange for cancellation of options to purchase a like number of shares at an exercise price of $6.00 per share.

(9) Includes options to purchase 20,000 shares of Common Stock at an exercise price of $3.00 per share which were granted on May 1, 1995, in exchange for cancellation of options to purchase a like number of shares at an exercise price of $6.00 per share.

       [CORRECTED PAGE 9. INSERT IN PLACE OF PAGE 9 OF PROXY STATEMENT.]

             AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUE

    The following table sets forth with respect to each Named Executive Officer the number of options held and the aggregate value of in-the-money-options held at the end of Fiscal Year 1996. None of the Named Executive Officers exercised options in Fiscal Year 1996.

                                                     NUMBER OF SECURITIES
                                                    UNDERLYING OPTIONS/SARS   VALUE OF UNEXERCISED IN-THE-
                         SHARES                     AT FISCAL YEAR-END (#)        MONEY OPTIONS/SARS AT
                      ACQUIRED ON       VALUE            EXERCISABLE/              FISCAL YEAR-END ($)
NAME                  EXERCISE (#)   REALIZED (#)        UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE (1)
- --------------------  ------------   ------------   -----------------------   -----------------------------
William Y.
 Tauscher...........    --             --               237,487/949,947           $1,794,487/$7,297,937
Jay S. Amato........    --             --                60,000/240,000               637,800/2,551,200
Jeffrey S. Rubin....    --             --                50,000/200,000               531,500/2,126,000
Ahmad Manshouri.....    --             --                 15,000/60,000                 159,450/637,800
Richard N.
 Anderson...........    --             --                 31,920/68,080                 345,619/723,690

- ------------------------
(1) Based on the fair market value of the Common Stock at year end ($13.63 per share), as reported by the New York Stock Exchange at the close of business on April 30, 1996.

  COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation and Stock Option Committee makes recommendations to the full Board with respect to compensation and benefit levels, determines the compensation and benefits for the Company's executive officers and administers the Company's stock option plans. The Compensation and Stock Option Committee is comprised of Messrs. Bard and Janeway. Neither Mr. Bard nor Mr. Janeway is an officer or employee of the Company or any of its subsidiaries.

    COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company's compensation program has consistently required that a substantial portion of any executive's compensation (including that of the Chief Executive Officer) be tied to the profitability and performance of the Company. In addition, the Company believes that tying an employee's compensation to stock performance enables the Company to align employee interests more closely with those of its stockholders.

    To implement these policies, the Company's executive compensation program consists of two main elements: (i) annual compensation, consisting of base salary and annual incentive bonuses; and (ii) long-term incentives that provide a financial opportunity through stock options or stock grants. Each component of compensation has an integral role in the total executive compensation program.

    The base salary component of annual compensation is based on competitive salaries earned by executives with similar experience in companies similar in size to the Company. Increases in base salary are the direct result of individual achievements within a fiscal year.

    The incentive bonus component of annual compensation is a function of an individual's contributions relative to pre-established performance objectives and overall Company profitability. The incentive bonus portion of executive compensation reflects the Compensation and Stock Option Committee's view that, for senior executives, a meaningful portion of compensation should be "at risk," providing a direct link between pay, achievements and Company results for any year.

    Long-term incentive compensation, rather than reflecting a single year's results, is intended to focus management's attention on the Company's future. The Compensation and Stock Option Committee believes strongly that executive pay should relate directly to Company performance. Long-term incentives are intended to provide financial opportunities for executives based on the Company's performance over a number of years.

    Long-term incentive compensation is achieved through grants of stock options, which may be either incentive stock options ("ISOs") or stock options that are non-qualified for Federal income tax purposes ("NQSOs") under the Company's 1988 Stock Option Plan (the "1988 Option Plan") and the Company's 1993 Stock Option/Stock Issuance Plan (the "1993 Option Plan") (the 1988 Option Plan and the 1993 Option Plan are collectively referred to herein as the "Option Plans"). Options provide executives with the opportunity to buy and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's stock. Under the Option Plans, the exercise price of ISOs may not be less than 100% of the fair market value of the Common Stock at the time of grant and the exercise price of NQSOs is determined by the Compensation and Stock Option Committee at the time such option is granted, except that NQSO's issued pursuant to the 1993 Option Plan may not be less than 85% of the fair market value of the Common Stock at the time of grant. Options granted under the Option Plans typically vest in equal installments over a four- or five-year period. These features result in (i) enhancing the Company's ability to retain, for an extended period of time, those individuals who are key to the creation of stockholder value and (ii) ensuring that executives gain only when stockholders gain through appreciation in the market price of the Company's Common Stock.

    Long-term incentive compensation is also achieved through the Company's Employee Stock Purchase Plan (the "Purchase Plan"), which allows participants to purchase Common Stock of the Company through regular payroll deductions. The Purchase Plan, which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code, is open to voluntary participation by all full-time employees and part-time employees who work more than 20 hours per week.

                                          Richard H. Bard
                                          William H. Janeway

                           COMPENSATION OF DIRECTORS

    Directors who are full-time employees of the Company receive no additional compensation for services rendered as members of the Board or committees thereof. Directors who are not full-time employees of the Company receive reimbursement of out-of-pocket expenses for attendance at Board meetings. All directors who are not full-time employees of the Company, other than those directors affiliated with E. M. Warburg, Pincus & Co., Inc. receive an annual fee of $20,000 and a meeting fee of $1,000 per meeting attended. Each director who receives a $20,000 annual fee may elect to forego the $20,000 annual payment in lieu of receiving options to purchase 5,000 shares of Common Stock of the Company. Messrs. Amerman, Oltman and Weston received options to purchase 20,000 shares of Common Stock upon their appointment to the Board.

          EMPLOYMENT CONTRACTS AND EMPLOYMENT TERMINATION ARRANGEMENTS

    The Company has no employment agreements or employment termination arrangements in place.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

    The following graph compares the cumulative total stockholder returns for the Company's Common Stock, the Standard & Poor 500 Index ("S&P 500") and the Standard & Poor High Tech Composite Index ("S&P High Tech Index") for the period from March 11, 1996 (the date on which the Company's Common Stock commenced public trading) through June 30, 1996. The following comparison assumes the investment on March 11, 1996 (the day on which the Company's Common Stock commenced public trading), of $100 in the Company's Common Stock and on February 29, 1996 in each of the foregoing indices and assumes the reinvestment of all dividends. The Company has paid no dividends. Total stockholder returns for prior periods are not necessarily an indication of future performance.

                 COMPARISON OF 3 MONTH CUMULATIVE TOTAL RETURN*
                  AMONG VANSTAR CORPORATION, THE S&P 500 INDEX
                     AND THE S&P HIGH TECH COMPOSITE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   DOLLARS
                                     3/11/96       3/96       4/96       5/96       6/96
VANSTAR CORPORATION                      100        101        136        144        168
S&P 500                                  100        101        102        105        105
S&P HIGH TECH COMPOSITE                  100         97        105        108        105

* $100 INVESTED ON 03/11/96 IN STOCK OR
 ON 02/29/92 IN INDEX --
 INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING APRIL 30, 1996.

               APPROVAL OF 1996 STOCK OPTION/STOCK ISSUANCE PLAN

    On August 13, 1996, the Board adopted the Vanstar Corporation 1996 Stock Option/Stock Issuance Plan (the "1996 Option Plan"), which provides for the grant to directors, officers and employees of the Company, independent consultants retained by the Company and any other highly-compensated managerial/supervisory personnel responsible for the management, growth and financial success of the Company, of stock options, including both ISOs and NQSOs, and direct grants of Common Stock. The maximum aggregate number of shares of Common Stock reserved for issuance under the 1996 Option Plan is 3,300,000 shares. No options have been granted and no shares have been issued under the 1996 Option Plan as of the date hereof. On August 13, 1996, the Board also reduced the aggregate number of shares of Common Stock that may be issued under the 1988 Option Plan by

200,000 shares, from 222,277 shares to 22,277 shares, and reduced the aggregate number of shares of Common Stock that may be issued under the 1993 Option Plan by 100,000 shares, from 114,221 shares to 14,221 shares. The Board intends that substantially all future stock option grants will be made pursuant to the 1996 Option Plan. Future grants under the 1988 Option Plan and the 1993 Option Plan may be made, but only to the extent of the shares remaining reserved thereunder and to the extent that currently outstanding options thereunder expire or are canceled without being fully exercised, in which the case the underlying shares become available for future grants under the respective terms of such plans.

    Similar to the 1993 Option Plan, the 1996 Option Plan is divided into two separate components: the Option Grant Program (the "Option Grant Program") and the Stock Issuance Program (the "Stock Issuance Program"). Under the Option Grant Program, eligible individuals may be granted options to purchase shares of the Common Stock at an exercise price to be determined by the Compensation and Stock Option Committee (except that, in the case of an ISO, such exercise price may not be less than 100 percent (or 110 percent in the case of an ISO granted to a 10 percent stockholder)) of the fair market value of the Common Stock on the date of grant. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price to be determined by the Compensation and Stock Option Committee or as a bonus tied to the performance of services or the Company's attainment of financial objectives, without any cash payment required of the recipient. Such shares may be fully vested when issued or may vest over time.

    The purpose of the 1996 Option Plan is to further the growth and success of the Company by enabling directors, officers and employees of the Company and independent consultants retained by the Company who have been selected by the Compensation and Stock Option Committee to acquire Common Stock, thereby increasing their personal interest in such growth and success and to provide a means of rewarding outstanding service by them on the Company's behalf. Approximately 4,000 persons are eligible to participate in the 1996 Option Plan, subject to the discretion of the Compensation and Stock Option Committee in granting options or issuing stock thereunder. More than one option or share may be granted to any one person and be outstanding at any one time.

    The 1996 Option Plan will be administered by the Compensation and Stock Option Committee, comprised of Messrs. Bard and Janeway. The Compensation and Stock Option Committee shall have the full authority to determine (i) with respect to the option grants, the number of shares to be covered by each such grant, the per share exercise price thereof, the status of the granted option as either an ISO or an NQSO, the time or times at which each granted option is to become purchasable under the option and the maximum term for which the option may remain outstanding, and (ii) with respect to share issuances under the Stock Issuance Program, the number of shares to be issued to each participant, the vesting schedule (if any) to be applicable to the issued shares and the consideration to be paid by the individual for such shares. The Compensation and Stock Option Committee has the absolute discretion either to grant options in accordance with the Option Grant Program or to effect share issuances in accordance with the Stock Issuance Program. Options granted and stock issued pursuant to the 1996 Option Plan are evidenced by instruments (which need not be identical) in such form as the Compensation and Stock Option Committee may, from time to time, authorize.

    The exercise price of ISOs granted under the 1996 Option Plan may not be less than 100% of the fair market value of the Common Stock on the date of the grant. With respect to any employee who owns stock possessing more than 10% of the voting power of the outstanding capital stock of the Company, the exercise price of any incentive stock option may not be less than 110% of the fair market value of such shares on the date of grant, and the terms of such option may not exceed five years. The exercise price of an NQSO shall be an amount determined by the Compensation and Stock Option Committee in its sole discretion. Stock issued pursuant to the 1996 Option Plan may be issued by the Compensation and Stock Option Committee at such price as may be determined by the Compensation and Stock Option Committee in its sole discretion.

    Options granted pursuant to the 1996 Option Plan will be exercisable at such rate as may be determined by the Compensation and Stock Option Committee. Options granted under the 1996 Option Plan will generally expire after ten years, unless terminated earlier or as otherwise determined by the Compensation and Stock Option Committee at the time of grant. Options granted under the 1996 Option Plan will be nontransferable and, with certain exceptions in the event of the death or disability of an optionee, may be exercised by the optionee only during employment. In the discretion of the Compensation and Stock Option Committee, shares granted under the 1996 Option Plan may be fully and immediately vested upon issuance or may vest in one or more installments over the participant's period of service with the Company.

    Upon exercise of an option, payment in full of the purchase price either in cash, check, through a special sale and remittance procedure or, if, at the time of grant, the Company's Common Stock is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at the time of grant, in equivalently valued shares of Common Stock of the Company, is required before the option shares are delivered. By allowing payment of the exercise price by delivering shares of the Company's Common Stock, the 1996 Option Plan permits the "pyramiding" of shares. Pyramiding occurs when the option holder in a series of successive transactions uses the shares received upon the prior exercise of an option to purchase additional shares under other outstanding options. An option holder can thereby substantially increase his or her equity ownership in the Company without a significant capital contribution. All options presently outstanding under the Company's 1988 Option Plan and 1993 Option Plan may be exercised by the use of pyramiding. The consideration accepted by the Company for shares issued pursuant to the 1996 Option Plan shall be cash, checks, promissory notes or past services rendered to the Company.

    The Board may from time to time adopt such amendments to the 1996 Option Plan as it may deem appropriate, provided that stockholder approval of such amendments must be obtained if required to comply with regulations promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act or with Section 422 of the Code or the regulations promulgated by the Treasury Department thereunder. The 1996 Option Plan shall terminate on the earlier of (i) the tenth anniversary of the date on which the 1996 Option Plan was adopted by the Board or (ii) the date on which all shares available for issuance have been issued but any such action would not affect options previously granted.

    Under the 1996 Option Plan, any optionee whose employment with the Company is terminated for any reason, other than death or disability or a termination for cause, may exercise his or her option, to the extent exercisable on the effective date of such termination, at any time within three months after the date of termination, provided such option has not expired on the date of such exercise. In the event of the death or disability of an optionee, the option may be exercised, to the extent exercisable on the date of death or disability, by the person to whom the option shall have passed by will or the laws or descent and distribution or the optionee, as the case may be, at any time prior to the earlier of 12 months from the date of death or disability or the option's specified expiration date. In the event of the termination of an optionee's employment for cause, the option terminates immediately.

    Under present accounting rules, neither the grant nor the exercise of options granted with an exercise price equal to the fair market value of the Common Stock will result in any charge to the Company's earnings. However, the number of outstanding options, even if not granted at a discount, may be a factor in determining the Company's reported earnings per share.

    An NQSO granted under the 1996 Option Plan is taxed in accordance with
Section 83 of the Code and the regulations issued thereunder. The following general rules are applicable to holders of such NQSOs and to the Company for Federal income tax purposes under existing law.

        1. The optionee will not recognize any income on the grant of the option pursuant to the 1996 Option Plan.

        2. The optionee will recognize ordinary compensation income at the time of the exercise of the option in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise, over the exercise price thereof.

        3. When the optionee sells the shares, he or she will recognize capital gain or loss (assuming the shares are held as a capital asset) in an amount equal to the difference between the fair market value of the shares on the date of exercise and his or her selling price.

        4. In general, the Company will be entitled to a tax deduction in the year in which ordinary compensation income based on exercise is recognized by the optionee and in the same amount of such ordinary compensation income recognized by the optionee, subject to applicable tax withholding requirements.

    The following Federal income tax consequences are applicable to ISOs granted and exercised pursuant to the 1996 Option Plan.

        1. If the optionee does not own stock possessing more than 10% of the total voting power of all classes of stock of the Company (or if the optionee owns stock possessing more than 10% of the total voting power of all classes of stock of the Company, the option price is at least 110% of the fair market value of the shares at the date of grant and the option by its terms is not exercisable more than five years from the date of grant), no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon exercise of the option.

        2. No tax deduction is allowed to the Company upon either the grant or exercise of an ISO pursuant to the 1996 Option Plan.

        3. If shares acquired upon exercise of an ISO are not disposed of (i) within the two years following the date the option was granted or (ii) within one year following the date the shares are transferred to the optionee pursuant to the option exercise (the "Holding Periods"), the difference between the amount realized on any disposition of the shares thereafter and the exercise price will be treated as long-term capital gain or loss to the optionee.

        4. If shares acquired upon exercise of an ISO are disposed of before the expiration of either of the Holding Periods, then the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the option over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the taxable year in which the disposition occurs.

        5. In any taxable year that an optionee recognizes compensation income on disposition of an ISO, the Company will generally be entitled to a corresponding deduction, subject to applicable tax withholding requirements.

        6. Any excess of the amount realized by the optionee on disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules may be either long-term or short-term capital gain, depending upon the time elapsed between receipt and disposition of such shares.

        7. An option will not be treated as an ISO to the extent the aggregate fair market value for which ISOs are exercisable by an optionee for the first time in a calendar year exceeds $100,000.

    The vote of a majority of the shares of Common Stock represented in person or by proxy at the Meeting is required to approve the 1996 Stock Option/Stock Issuance Plan. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1996 STOCK OPTION/STOCK ISSUANCE PLAN.

                     RATIFICATION OF SELECTION OF AUDITORS

    The Board has selected the firm of Ernst & Young, LLP, independent auditors, to serve as auditors for the Company for the fiscal year ending April 30, 1997. Ernst & Young, LLP has served as the Company's auditors since June 16, 1989. It is expected that a representative of Ernst & Young, LLP will be present at the Meeting and will be available to make a statement (if he or she desires to do so) and to respond to appropriate questions at the Meeting. If the stockholders do not ratify the selection of Ernst & Young, LLP, the Board may consider selection of other independent auditors, but no assurances can be made that the Board will do so or that any other independent auditors would be willing to serve. The vote of a majority of the shares of Common Stock represented in person or by proxy at the Meeting is required to ratify the selection of auditors. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THIS SELECTION.

             DISCLOSURE PURSUANT TO SECTION 16 OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who are beneficial owners of ten percent or more of the Company's Common Stock to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Such officers, directors and beneficial owners are required by applicable regulations to provide to the Company copies of all forms they file under Section 16(a).

    Based solely upon a review of the copies of forms furnished to the Company, and written representations from certain reporting persons that no Forms 5 were required, the Company believes that during the fiscal year ended April 30, 1996, all filing requirements applicable to its officers, directors and ten percent beneficial owners were complied with.

                             STOCKHOLDER PROPOSALS

    It is presently contemplated that the 1997 Annual Meeting of Stockholders will be held on or about September 15, 1997. Proposals by stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of the Company must be received at the Company's principal executive offices not later than May 19, 1997. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested. Any such proposal must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

                           EXPENSES AND SOLICITATION

    The Company will bear the cost of soliciting proxies, including expenses in connection with the preparation and mailing of this Proxy Statement and all papers which now accompany or may hereafter supplement it. Solicitation of proxies will be primarily by mail. However, proxies may also be solicited by directors, officers and regular employees of the Company (who will not be specifically compensated for such services) by telephone or otherwise. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward proxies and proxy material to the beneficial owners of Common Stock, and the Company will reimburse them for their expenses.

    The Company will provide without charge to each person being solicited by this Proxy Statement, upon written request, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 1996, filed with the Securities and Exchange Commission. All such requests should be directed to H. Christopher Covington, Vanstar Corporation, 5964 West Las Positas Blvd., Pleasanton, California 94588.

                                          By Order of the Board of Directors,
                                          WILLIAM Y. TAUSCHER
                                           CHAIRMAN OF THE BOARD
                                           AND CHIEF EXECUTIVE OFFICER
Pleasanton, California
August 23, 1996

________________________________________________________________________________




                                 VANSTAR CORPORATION
              PROXY - THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints William Y. Tauscher and Jeffrey S. Rubin as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of the Common Stock, $.001 par value, of Vanstar Corporation, held of record by the undersigned on August 1, 1996, at the Annual Meeting of Stockholders to be held on September 13, 1996, or at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES, FOR PROPOSAL 2, AND FOR PROPOSAL 3 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




________________________________________________________________________________
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

                                                      Please mark
                                                      your votes as  /x/
                                                      indicated in
                                                      this example


The Board of Directors recommends a vote FOR Items 1, 2, and 3.
                                                      WITHHELD
                                            FOR       FOR ALL
ITEM 1 - ELECTION OF DIRECTORS
    Nominees:                               / /         / /

    Jay S. Amato        William H. Janeway
    John W. Amerman     John R. Oltman
    Richard H. Bard     Jeffery S. Rubin
    Steven W. Fillo     William Y. Tauscher
    Stewart K. P. Gross John L. Vogalstein
                        Josh S. Weston

WITHHELD FOR: (Write that nominee's name in the space provided below).

______________________________________________________________________


                                  FOR       AGAINST        ABSTAIN
ITEM 2 - RATIFICATION OF
         INDEPENDENT              / /         / /            / /
         AUDITORS

ITEM 3 - APPROVAL OF THE
         1996 STOCK               / /         / /            / /
         OPTION PLAN




                                  FOR       AGAINST        ABSTAIN
ITEM 4 - IN ACCORDANCE WITH
         THEIR JUDGMENT, THE      / /         / /            / /
         PROXIES ARE AUTHORIZED
         TO VOTE UPON SUCH
         OTHER MATTERS AS MAY
         PROPERLY COME BEFORE
         THE ANNUAL MEETING, OR
         ANY ADJOURNMENT
         THEREOF.




Signature(s)________________________________          Date________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

________________________________________________________________________________
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